Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2004

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective at the close of business on August 31, 2004, Michael L. Luetkemeyer, Senior Vice President and Chief Financial Officer of Micromuse Inc., re-assumed the responsibilities of the Company’s chief accounting officer (“CAO”) and Andrew Del Matto, who was announced as CAO on July 22, 2004, left the Company in order to pursue other opportunities.

Information relating to Mr. Luetkemeyer required by this Item 5.02 is incorporated in this item by reference from his biographical and employment information set forth in our company’s proxy statement filed with the SEC on May 18, 2004, under the captions “Proposal No. 1 - Election of Directors, Continuing Directors,” and “Executive Compensation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC.
(Registrant)

Date: September 2, 2004	By:	/s/ JAMES B. DE GOLIA
	Name:	James B. De Golia
	Title:	Senior Vice President and Secretary